                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    December 19, 1997
                                                 -----------------------------

                         Renal Treatment Centers, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                       1-14142                      23-2518331
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(State or other               (Commission                 (I.R.S. Employer
jurisdiction                   File Number)               Identification No.)
of incorporation)



1180 W. Swedesford Road, Building 2, Suite 300, Berwyn, PA       19312
-------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code      (610) 644-4796
                                                   ----------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On November 18, 1997, Renal Treatment Centers, Inc. ("RTC" or the "Company") entered into an Agreement and Plan of Merger dated as of November 18, 1997 (the "Merger Agreement") among RTC, Total Renal Care Holdings, Inc. ("TRCH") and Nevada Acquisition Corp. ("Newco"). Pursuant to and subject to the terms and conditions of the Merger Agreement, Newco will be merged with and into RTC, in connection with which each share of RTC common stock will be converted into
1.335 shares of TRCH common stock (the "Merger"). The Merger will require the approval of the shareholders of RTC and TRCH and is subject to other customary closing conditions. The Merger is expected to be consummated in the first quarter of 1998; however, no assurance can be given that the consummation of the Merger will occur on this timetable.

The accompanying unaudited pro forma combined financial information is filed for the sole purpose of incorporation by reference into the Joint Proxy Statement/Prospectus of TRCH and RTC, included in the Registration Statement on Form S-4 of TRCH, which is being filed on the date hereof.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (b) PRO FORMA FINANCIAL INFORMATION.

          Unaudited Pro Forma Financial Statements                F-1

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RENAL TREATMENT CENTERS, INC.



Dated: December 19, 1997         By:/s/ Ronald H. Rodgers, Jr.
                                    -----------------------------
                                    Ronald H. Rodgers, Jr.
                                    CFO and Vice President - Finance

                         RENAL TREATMENT CENTERS, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 1997 and the pro forma condensed combined statements of income for the nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996, are based upon, and should be read in conjunction with, the historical unaudited financial statements of RTC included in RTC's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 also incorporated by reference in the Joint Proxy Statement/Prospectus, after giving effect to the Current Report on Form 8-K dated October 6, 1997 of RTC (the "October 6th Form 8-K") and additional unaudited historical financial information regarding certain acquired companies as described below. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results that would have been achieved had the acquisitions described below been consummated as of the beginning of the periods presented and should not be construed as representative of future operating results. These unaudited pro forma condensed combined financial statements give effect to the respective acquisitions using the purchase method of accounting.

The unaudited pro forma condensed combined balance sheet as of September 30, 1997 and the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 1997 give effect to the acquisition by RTC of substantially all of the non-current and certain other assets of California Kidney Centers, California Kidney Centers, Orange, LLC, California Kidney Centers, Inpatient Services, LLC, Dialysis Systems, LLC and Dialysis Systems, Inpatient Services, LLC (collectively, the "Satellite Affiliated Companies") as if the acquisition had occurred on January 1, 1997. The historical financial information presented for the Satellite Affiliated Companies is based on the unaudited combined balance sheet of the Satellite Affiliated Companies as of September 30, 1997 and the unaudited combined statements of income for the nine months ended September 30, 1997, as provided to RTC by the Satellite Affiliated Companies.

The unaudited pro forma condensed statements of income for the nine months ended September 30, 1996 and the year ended December 31, 1996 give effect to the acquisitions by RTC of substantially all of the non-current and certain other assets of (i) the Satellite Affiliated Companies, (ii) Kidney Center of Delaware County, Ltd. and Kidney Center of Chester County, Ltd. (collectively, "KCDC/KCCC") and (iii) Columbus Regional Dialysis Center, Inc. and Phenix City Nephrology Referral Center, Inc. (collectively, "CRDC/PCNRC"), as if each of the acquisitions had occurred on January 1, 1996. The historical financial information presented for the Satellite Affiliated Companies is based on the unaudited combined statements of income of the Satellite Affiliated Companies for the nine months ended September 30, 1996, as provided to RTC by the Satellite Affiliated Companies, and the audited combined statements of income of the Satellite Affiliated Companies for the year ended December 31, 1996, included in the October 6th Form 8-K. The historical financial information presented for KCDC/KCCC is for the five months ended May 31, 1996, based on the unaudited combined statements of operations of KCDC/KCCC for the three months ended March 31, 1996, as provided to RTC by KCDC/KCCC, and includes estimated amounts for the two months ended May 31, 1996. KCDC/KCCC is included in the historical statements of income for RTC beginning June 1, 1996. The historical financial information presented for CRDC/PCNRC is for the eight months ended August 31, 1996, based on the unaudited combined statements of income of CRDC/PCNRC for the six months ended June 30, 1996, as provided to RTC by CRDC/PCNRC, and includes estimated amounts for the two months ended August 31, 1996. CRDC/PCNRC is included in the historical statements of income for RTC beginning September 1, 1996.

The unaudited pro forma financial information included herein is based on certain assumptions and adjustments described in the Notes thereto and should be read in conjunction therewith and with "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the consolidated financial statements of RTC and the related Notes thereto, in RTC's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the condensed consolidated financial statements in RTC's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1997, each of which is also incorporated by reference in the Joint Proxy Statement/Prospectus.

                         RENAL TREATMENT CENTERS, INC.
             Unaudited Pro Forma Condensed Combined Balance Sheet

                              September 30, 1997

                                (in thousands)

                                    The         Satellite
                                  Company       Affiliated       Pro Forma
                                (Historical)    Companies       Adjustments             Combined
Cash and cash equivalents         $  8,767      $   2,991       $  (2,891)(a)           $  8,767
Accounts receivable, net           109,311         11,188         (11,188)(a)            109,311
Other current assets                11,387          1,919          (1,195)(a)             12,111
                                  --------      ---------       ---------               --------
    Total current assets           129,465         16,098         (15,374)               130,189
Property & equipment, net           62,613          5,284             558 (a)             68,453
Intangible assets, net             232,855         12,012          98,224 (a)            343,091
Other assets                         2,807              -               -                  2,807
                                  --------      ---------       ---------               --------
                                  $427,740      $  33,394       $  83,406               $544,540
                                  ========      =========       =========               ========
Current liabilities               $ 35,071      $   7,575       $  (7,575)(a)           $ 35,071
Long-term debt                     229,228          4,259         112,541 (b)            346,028
Common stock                           250          7,124          (7,124)(c)                250
Additional paid-in capital          94,153          7,607          (7,607)(c)             94,153
Retained earnings                   69,426          6,829          (6,829)(c)             69,426
Less: Treasury Stock                  (388)             -               -                   (388)
                                  --------      ---------       ---------               --------
                                  $427,740      $  33,394       $  83,406               $544,540
                                  ========      =========       =========               ========

    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         RENAL TREATMENT CENTERS, INC.
          Unaudited Pro Forma Condensed Combined Statement of Income

                     Nine months ended September 30, 1997
                    (in thousands except per share amounts)

                                                                     Satellite
                                                                     Affliated
                                               The Company           Companies
                                              9 months ended       9 months ended
                                             Septemer 30, 1997   September 30, 1997      Pro Forma
                                                (Historical)        (Historical)        Adjustments     Combined
Net operating revenues                            $ 234,940          $  35,291          $       -       $ 270,231
Operating expenses                                  196,143             28,084              3,037 (a)     226,264
                                                  ---------          ---------          ---------       ---------
Operating income                                     39,797              7,207             (3,037)         43,967
Interest expense, net                                 7,095                236              5,724 (b)      13,055
                                                  ---------          ---------          ---------       ---------
Income before income taxes                           32,702              6,971             (8,761)         30,912
Income taxes                                         12,277                  -               (672)(c)      11,605
                                                  ---------          ---------          ---------       ---------
Income                                            $  20,425          $   6,971          $  (8,089)      $  19,307
                                                  =========          =========          =========       =========
Income per share (d)                              $    0.79                                             $    0.75
                                                  =========                                             =========
Weighted average number of common shares and
   equivalents outstanding                           25,706                                                25,706
                                                  =========                                             =========

                      See accompanying notes to unaudited pro forma condensed combined financial statements.


                         RENAL TREATMENT CENTERS, INC.
          Unaudited Pro Forma Condensed Combined Statement of Income

                     Nine months ended September 30, 1996
                    (in thousands except per share amounts)

                                                      Satellite
                                                      Afilliated
                                  The Company         Companies         KCDC/KCCC      CRDC/PCNRC
                                 9 months ended     9 months ended    5 months ended  8 months ended
                                  September 30,      September 30,        May 31,        August 31,
                                      1996               1996              1996            1996         Pro Forma
                                  (Historical)       (Historical)      (Historical)    (Historical)     Adjustments     Combined
Net operating revenues              $ 169,248          $  32,406        $   5,451        $  3,929        $      -      $  211,034
Operating expenses                    144,879             26,172            5,284           3,037           4,794 (a)     184,166
                                    ---------          ---------        ---------        --------        --------      ----------
Operating income                       24,369              6,234              167             892          (4,794)         26,868
Interest expense, net                   2,978                276               55              (2)          7,069 (b)      10,376
                                    ---------          ---------        ---------        --------        --------      ----------
Income before income taxes             21,391              5,958              112             894         (11,863)         16,492
Income taxes                            8,300                  -                -               -          (1,901)(c)       6,399
                                   ----------          ---------        ---------        --------        --------      ----------
Income                             $   13,091          $   5,958        $     112        $    894        $ (9,962)     $   10,093
                                   ==========          =========        =========        ========        ========      ==========

Income per share (d)               $     0.52                                                                          $     0.40
                                   ==========                                                                          ==========
Weighted average number of common
 shares and equivalents outstanding    25,018                                                                              25,018
                                   ==========                                                                          ==========

See accompanying notes to unaudited proforma condensed combined financial statements.

                         RENAL TREATMENT CENTERS, INC.
          Unaudited Pro Forma Condensed Combined Statement of Income

                         Year ended December 31, 1996
                    (in thousands except per share amounts)

                                                                            Satelite
                                                                            Affilated
                                                   The Company              Companies               KCDC/KCCC
                                                   Year ended              Year ended              5 months ended
                                                 December 31, 1996        December 31, 1996         May 31, 1996
                                                   (Historical)             (Historical)             (Historical)
Net operating revenues                            $235,397                 $43,208                    $5,451
Operating expenses                                 199,782                  34,334                     5,284
                                                  --------                 -------                    ------

Operating income                                    35,615                   8,874                       167
Interest expense, net                                4,384                     368                        55
                                                  --------                 -------                    ------

Income before income taxes                          31,231                   8,506                       112
Income taxes                                        11,941                       -                         -
                                                  --------                 -------                    ------
Income                                            $ 19,290                 $ 8,506                    $  112
                                                  ========                 =======                    ======

Income per share (d)                              $   0.77
                                                  ========

Weighted average number of common shares and
   equivalents outstanding                          25,068
                                                  ========

                                                    CRDC/PCNRC
                                                 8 months ended
                                                 August 31, 1996           Pro Forma
                                                   (Historical)           Adjustments         Combined
Net operating revenues                            $3,929                   $      -            $287,985
Operating expenses                                 3,037                      6,451 (a)         248,888
                                                  ------                   --------            --------

Operating income                                     892                     (6,451)             39,097
Interest expense, net                                 (2)                     9,320 (b)          13,801
                                                  ------                   --------            --------

Income before income taxes                           894                    (15,447)             25,296
Income taxes                                           -                     (2,269)(c)           9,672
                                                  ------                   --------            --------
Income                                            $  894                   $(13,178)           $ 15,624
                                                  ======                   ========            ========

Income per share (d)                                                                           $   0.62
                                                                                               ========

Weighted average number of common shares and
   equivalents outstanding                                                                     $ 25,068
                                                                                               ========

        See accompanying notes to unaudited proforma condensed combined financial statements.

                         RENAL TREATMENT CENTERS, INC.
     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1.  General

    In November 1997 the Company acquired substantially all of the non-current and certain other assets of the Satellite Affiliated Companies. In June 1996 the Company acquired substantially all of the non-current and certain other assets of KCDC/KCCC. And in August 1996 the Company acquired substantially all of the non-current and certain other assets of CRDC/PCNRC. The Satellite Affiliated Companies, KCDC/KCCC, and CRDC/PCNRC are hereinafter referred to collectively as the "Sellers". All of the foregoing transactions were accounted for under the purchase method of accounting. The results of the acquisitions have been included in the historical results of operations for the Company from the applicable acquisition dates.

2.  Basis of Presentation

    The Unaudited Pro Forma Financial Statements are presented to illustrate (i) the pro forma effects on the Company's balance sheet as of September 30, 1997 as if the purchase of the Satellite Affiliated Companies occurred on September 30, 1997 and (ii)the pro forma effects on the Company's results of operations for the nine month period ended September 30, 1997 as if the purchase of the Satellite Affiliated Companies occurred on January 1, 1997 and the nine month period ended September 30, 1996 and for the year ended December 31, 1996 as if the purchase of the Satellite Affiliated Companies, KCDC/KCCC and CRDC/PCNRC occurred on January 1, 1996. The unaudited pro forma financial statements include adjustments resulting from the use of the purchase method of accounting and are not necessarily indicative of what the combined financial position or results of operations would have been had the transactions occurred on January 1, 1997 or January 1, 1996, nor are they necessarily indicative of future results of the combined entities.

    Certain pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and are thus subject to change.

3.  Adjustments to Pro Forma Condensed Combined Balance Sheet

a) Adjusts assets to fair market value and eliminates certain assets and liabilities of the Satellite Affiliated Companies not assumed by the Company in connection with the acquisition.

b) Reflects an increase in long-term debt to account for payment of the purchase price.

c)  To eliminate the equity of the acquired businesses.

4.  Adjustments to Pro Forma Condensed Combined Statements of Operations

a) Reflects adjustment to eliminate management fees incurred by the Satellite Facilities. In addition, reflects depreciation and amortization expense resulting from the revaluation required by the purchase method of accounting for fixed assets and intangible assets of $5,951,960, $7,891,017 and $10,521,356, offset by the Sellers historical depreciation and amortization of $1,523,538, $1,806,493 and $2,347,493 for the nine month periods ended September 30, 1997 and 1996 and the year ended December 31, 1996, respectively. Included in these amounts is amortization over a 25-year period of the excess cost over net assets acquired of $2,325,945, $3,081,627 and $4,108,836 for the nine month periods ended September 30, 1997 and 1996 and the year ended December 31, 1996, respectively, as if the acquisitions occurred on January 1, 1997 or January 1, 1996, respectively.

b) Reflects an adjustment to interest expense to account for long-term debt incurred in connection with the acquisitions, as well as the elimination of interest expense on borrowings not assumed by the Company.

c) Reflects the adjustments to income taxes which would have been provided on pro forma income before taxes.

d) Pro forma net income per common and common stock equivalents is computed by dividing pro forma net income by the weighted average number of common and common stock equivalents outstanding during the period.